UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 11, 2018

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 E. HAMILTON AVENUE, SUITE 550

CAMPBELL, CA 95008

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On October 11, 2018, VIVUS, Inc., a Delaware corporation (the “Company”), and U.S. Bank National Association, as trustee (the “Trustee”) and as collateral agent (the “Collateral Agent”), entered into a first supplemental indenture (the “First Supplemental Indenture”) to that certain indenture (the “Indenture”) dated June 8, 2018 by and among the Company, the Trustee and the Collateral Agent pursuant to which the Company issued $110.0 million aggregate principal amount of senior secured notes due 2024 (the “Secured Notes”).

The First Supplemental Indenture amended the Indenture to provide, among other things, additional capacity for the Company to repurchase up to $20.0 million aggregate principal amount of its outstanding 4.50% senior convertible notes due 2020 (the “Convertible Notes”) from time to time prior to May 31, 2019.  Holders of greater than a majority of the outstanding Secured Notes consented to the amendments contained in the First Supplemental Indenture.

The foregoing description of the Indenture, the Senior Notes and the First Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to Exhibits 4.1, 4.2 and 4.3 and are incorporated herein by reference.

Item 8.01 Other Events.

On October 17, 2018, the Company settled a purchase of approximately $8.6 million outstanding principal amount of its Convertible Notes from a holder in a private transaction at a purchase price discounted to par.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1

Indenture, dated as of June 8, 2018, among VIVUS, Inc., as issuer, the other guarantors from time to time and U.S. Bank National Association, as trustee and collateral agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 001-33389) filed June 11, 2018).

4.2	Form of Secured Note (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K (File No. 001-33389) filed June 11, 2018).

4.3	First Supplemental Indenture, dated as of October 11, 2018, among VIVUS, Inc., as issuer and U.S. Bank National Association, as trustee and collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

/s/ John L. Slebir
John L. Slebir
Senior Vice President, Business Development, General Counsel and Secretary

Date: October 17, 2018